UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 31, 1995



                      Interstate Bakeries Corporation
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           (Exact name of registrant as specified in its charter)


                                 Delaware
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                 (State or other jurisdiction of incorporation)

              1-11165                                    43-1470322
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      (Commission File Number)               (IRS Employer Identification No.)


            12 East Armour Boulevard, Kansas City, Missouri  64111
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code    (816) 561-6600
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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          On May 31, 1995, Interstate Brands Corporation, a wholly owned subsidiary of Interstate Bakeries Corporation entered into a credit agreement (the "Credit Agreement") with the Lenders and Issuing Bank (as defined therein) and Chemical Bank, as agent for the Lenders and the Issuing Bank, which provides for a credit facility to be provided to Brands by a group of banks.

           A copy of the Credit Agreement is filed herewith as Exhibit 1. The Exhibit is incorporated herein by this reference.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

     (c)    Exhibits.
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     Exhibit        Description
     -------        ------------


        1 Credit Agreement, dated May 31, 1995, signed by Interstate Brands Corporation, Chemical Bank, the Lenders and Issuing Bank (as defined therein).

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERSTATE BAKERIES CORPORATION



                                       /s/ Charles A. Sullivan
                                       --------------------------------
                                       Charles A. Sullivan, Chairman
                                        and Chief Executive Officer

Date:  June 7, 1995

                               EXHIBIT INDEX

Exhibit       Description                                          Page
- -------       -----------                                          ----


   1             Credit Agreement, dated May 31, 1995,
                  signed by Interstate Brands Corporation,
                  Chemical Bank, the Lenders and Issuing Bank
                  (as defined therein).